                                  EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

        STOCK PURCHASE AGREEMENT ("Agreement") entered into by and among iNTELEFILM, Corp., a Minnesota corporation ("iNTELEFILM") and Allison Amon, Lisa Mehling and Steve Wax (the "Principals").

        iNTELEFILM is the sole owner of 9,200 shares (the "Shares") of common stock ("Common Stock") of Chelsea Pictures, Inc., a Massachusetts corporation (the "Company"), which represents all of the issued and outstanding shares of the Company. The Principals now desire to purchase all of the Shares so that the Principals will become the Company's sole stockholders. iNTELEFILM has agreed to sell all of the Shares to the Principals, on the terms and conditions hereinafter provided.

        ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Principals and iNTELEFILM agree as follows:

        1. PURCHASE AND SALE OF SHARES. Upon the terms and subject to the conditions contained in this Agreement, at the Closing (as defined in Section 3 below), iNTELEFILM shall sell, assign, transfer and deliver to the Principals, and the Principals will accept and purchase from iNTELEFILM, all of the Shares, free and clear of all liens and encumbrances. The shares shall be transferred to the Principals so that each Principal owns one third (1/3) of the Shares.

        2. PURCHASE PRICE AND PAYMENT. The aggregate price to be paid by the Principals to iNTELEFILM for the Shares shall be $785,000.00, of which (i) $250,000 shall be payable by wire transfer upon the Closing and (ii) the balance shall be in the form of the Principals' Promissory Note, a copy of which is attached hereto as EXHIBIT A (the "Note"). The Principals' obligations under the Note shall be secured by a pledge of the Shares and certain shares of stock in iNTELEFILM, pursuant to a mutually satisfactory Stock Pledge Agreement (the "Stock Pledge Agreement") In the event of a default by the Principals, iNTELEFILM's recourse shall be limited to $150,000.00 against the Principals, jointly and severally, and for the value of the Pledged Shares pursuant to the Stock Pledge Agreement.

         3. CLOSING. The closing of the purchase and sale of the Shares (the "Closing") will take place at the offices of the Company, 122 Hudson Street, New York, New York, on or before January 15, 2002, at such time as is mutually acceptable to the parties, and shall be effective as of 12:01 A.M. January 1, 2002 (the "Effective Date"). At the Closing,

               (i) iNTELEFILM shall deliver to the Principals the certificate(s) representing the Shares duly endorsed for transfer, or accompanied by duly executed stock transfer powers;

               (ii) the Principals shall wire transfer the cash portion of the purchase price;

               (iii)  the Principals shall deliver to iNTELEFILM the Note;

               (iv) each party shall deliver to the other party the Stock Pledge Agreement;

               (v) iNTELEFILM shall deliver the written resignations, effective as of the date of the Closing, of all of the current officers and Directors of the Company (the "Resignations");

               (vi) iNTELEFILM shall deliver to the Principals the articles of incorporation of the Company and all amendments thereto, and the by-laws of the Company, duly certified by the Secretary as being in full force and effect on the Closing date;

               (vii) iNTELEFILM shall deliver to the Principals certificates of good standing for the State of Massachusetts and each other state which the Company is qualified as a foreign corporation;

               (viii) iNTELEFILM shall deliver to the Principals the complete and correct minute books, stock ledgers, and stock transfer records of the Company;

               (ix) iNTELEFILM shall deliver to the Principals UCC-3 termination statements terminating all security interests in the Shares or assets of the Company held by Westminster Properties, Broeckner and General Electric Capital Corporation; and

               (x) iNTELEFILM shall deliver to the Principals a true and complete copy, certified by the Secretary of iNTELEFILM, of resolutions duly and validly adopted by the Board of Directors of iNTELEFILM evidencing their authorization of the execution of this Agreement and the transactions contemplated thereby.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PRINCIPALS. Each of the Principals hereby represents, warrants and covenants to iNTELEFILM, severally and not jointly, which representations, warranties and covenants shall survive the Closing for a period of two years, as follows:

        (a) Authority. He or she has legal capacity to enter into this Agreement and to purchase the Shares from iNTELEFILM, as contemplated by this Agreement, which he or she is freely and willingly doing, and this Agreement is his or her legal and binding obligation, enforceable against him or her in accordance with its terms.

        (b) Disclosure. The Principals are familiar with the affairs and financial condition of the Company, and have no knowledge of any material event or condition affecting the business, assets or prospects of the Company, the existence or occurrence of which has not been disclosed to iNTELEFILM, including but not limited to any liability relating to real property, personal property, environmental matters, ERISA Plans and other employee benefit plans, tax matters and intellectual property. In entering into this Agreement and consummating the transactions contemplated hereby, the Principals are not relying on any representation or warranty of iNTELEFILM or any other person, except as otherwise expressly provided in this Agreement.

        (c) Brokers. Neither the Principals nor anyone acting on their behalf, has engaged, retained, or incurred any liability to any broker, investment banker, finder or agent or has agreed to pay any brokerage fees, commissions, finder's fees or other fees with respect to the sale of the Shares, this Agreement or the transactions contemplated hereby.

        (d) Securities Laws. He or she is acquiring the Shares for his or her own account for investment and not with a view to or for sale in connection with any distribution thereof. He or she will not offer to sell or otherwise transfer any of the Shares in violation of any federal or state securities law.

        (e) Post-Closing Compensation. Aggregate base salaries for the Principals shall not exceed $650,000 until the outstanding principal balance of the Note is less than $335,000. If a bonus is paid to any of the Principals prior to iNTELEFILM receiving $250,000 of principal payments on the Note, iNTELEFILM will receive 20% of such bonus. In addition, in no event will a bonus be paid to any of the Principals, while any portion of the Note remains unpaid, if such payment would cause the working capital of the Company to become less than zero.

        (f) Financial Statements. To their knowledge, the financial statements of the Company prepared by the Principals are substantially correct in all material respects and there has not been any material change in the financial condition of the Company since the latest financial statements.

        5. REPRESENTATIONS AND WARRANTIES OF INTELEFILM. iNTELEFILM hereby represents and warrants to the Principals, which representations and warranties shall survive the Closing for a period of two years, that:

        (a) Title to Shares. It now owns and will, as of the Effective Date, own the Shares, free and clear of all liens, encumbrances, liabilities, security interests and restrictions of any nature whatsoever, except for the security interests referred to in Section 3(ix). The Shares are not subject to any restriction with respect to their transferability (other than restrictions on transfer under applicable federal and state security laws). No third party has a basis for any claims against the Shares, the Company, or the Principals with respect to the transactions contemplated hereby.

        (b) Authority. It has full power and authority to enter into this Agreement and to sell the Shares to the Principals, as contemplated by this Agreement, which it is freely and willingly doing. This Agreement has been duly authorized, executed and delivered by iNTELEFILM and constitutes its legal and binding obligation, enforceable against it in accordance with its terms.

        (c) Disclosure. It is familiar with the affairs and financial condition of the Company, and has no knowledge of any material event or condition affecting the business, assets or prospects of the Company, the existence or occurrence of which has not been disclosed to the Principals, including but not limited to any liability relating to real property, personal property, environmental matters, ERISA Plans and other employee benefit plans, tax matters and intellectual property. In entering into this Agreement and consummating the transactions contemplated hereby, it is not relying on any representation or warranty of the Principals or any other person, except as otherwise expressly provided in this Agreement.

        (d) Intercompany Indebtedness. There is no longer any intercompany indebtedness between iNTELEFILM and the Company, any such indebtedness having been satisfied in full, with the exception of $35,000.00 currently owing by the Company to iNTELEFILM, which shall be paid on or before January 31, 2001.

        (e) Signing Authority. Except as set forth on EXHIBIT B attached hereto, no person employed by or otherwise affiliated with iNTELEFILM has signing authority on any bank account of the Company or has been granted a power of attorney by the Company.

        (f) Brokers. iNTELEFILM has engaged, retained and incurred a liability to Mosaic Capital as broker, investment banker, finder or agent and shall pay any brokerage fees, commissions, finder's fees or other fees with respect to the sale of the Shares, this Agreement or the transactions contemplated hereby. With the exception of Mosaic Capital, neither iNTELEFILM nor anyone acting on its behalf has engaged, retained, or incurred any liability to any broker, investment banker, finder or agent or has agreed to pay any brokerage fees, commissions, finder's fees or other fees with respect to the sale of the Shares, this Agreement or the transactions contemplated hereby.

        (g) Litigation. There is no action, suit, claim, proceeding, inquiry or investigation pending or, to the knowledge of iNTELEFILM, threatened, or facts known to iNTELEFILM that could lead to such an action, suit, claim or proceeding, against the Company, or the assets, properties, business or business prospects of the Company, or that could result in an encumbrance on the assets of the Company or the Shares, at law or in equity, or before or by any arbitrator or any federal, state, local or other governmental department, commission, board or agency.

        (h) The Shares. The Common Stock being sold represents the entire issued and outstanding capital stock of the Company, is fully paid and non-assessable. There are no options, warrants or other rights relating to the Common Stock, or any contractual obligations of the Company to purchase, redeem or otherwise acquire Common Stock. Upon the Closing, the Principals will own all of the issued and outstanding capital stock of the Company, free and clear of any liens and/or encumbrances.

        (i) Conflicting Instruments. The execution, delivery and performance of this Agreement does not and will not violate any provision of the Company's charter or by-laws, nor to the knowledge of iNTELEFILM does it conflict with or violate any statute, ordinance, law or regulation.

        (j) Third-Party Consents. iNTELEFILM is not required to obtain any third party consents in order to enter into this Agreement or to consummate the transactions contemplated thereby.

        (k)    Tax Matters.

               (i) The Company in a timely manner has filed all returns and other reports required of it under all federal, state, local and foreign tax laws to which it is subject and has paid all taxes shown due on all returns. All such returns and reports are true, correct and complete in all material respects and accurately set forth all items to the extent required to be reflected or included in such returns by applicable federal, state, local or foreign tax laws, regulations or rules. The Company has paid in full or set up an adequate reserve in respect of all material taxes for the periods covered by such returns, as well as all other material taxes, penalties, interest, fines, deficiencies, assessments and governmental charges that have become due or payable. There are no audits pending and iNTELEFILM has not received any notice of a pending audit.

               (ii) The Company is not a party to a tax sharing agreement or similar arrangement.

               (iii) As used in this Agreement, the term "taxes" means any federal, state, local and foreign income, alternative, add-on minimum tax, or staff payroll tax, together with any interest, fine or penalty thereon, addition to tax, additional amount, deficiency, assessment or governmental charge imposed by any federal, state, local or foreign taxing authority.

        6. CONDITIONS TO OBLIGATIONS OF THE PRINCIPALS. The obligations of the Principals to consummate this Agreement and the transactions contemplated hereby are subject to the fulfillment, prior to or at the Closing, of the following conditions precedent:

        (a) Representations, Warranties and Covenants. Each of the representations and warranties of iNTELEFILM contained in this Agreement shall remain true and correct at the Effective Date as fully as if made on the Effective Date, and iNTELEFILM shall have performed, on or before the Effective Date, all of its obligations under this Agreement, which by the terms hereof are to be performed on or before the Effective Date, including without limitation the delivery of the UCC-3 termination statements contemplated by Section 3(ix).

        (b) No Pending Action. No legislation, order, rule, ruling or regulation shall have been proposed, enacted or made by or on behalf of any governmental body, department or agency, and no legislation shall have been introduced in either House of Congress or in the legislature of any state, and no investigation by any governmental authority shall have been commenced or threatened, and no action, suit, investigation or proceeding shall have been commenced before, and no decision shall have been rendered by, any court or other governmental authority or arbitrator, which, in any such case, in the reasonable judgment of the Principals, could adversely affect, restrain, prevent or rescind the transactions contemplated by this Agreement (including, without limitation, the purchase and sale of the Shares) or have a material adverse effect on the Company.

        (c) Purchase Permitted by Applicable Laws; Legal Investment. Subject to the representations and warranties made by the Principals in Section 4(e) hereof, the Principals' purchase of and payment for the Shares to be purchased by them (i) shall not be prohibited by any applicable law or governmental order, rule, ruling, regulation, release or interpretation, or any opinion of the Board of Governors of the Federal Reserve System or other regulatory agency (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), (ii) shall not subject the Principals to any penalty, tax, liability or, in the Principals' reasonable judgment, any other onerous condition under or pursuant to any applicable law, statute, ordinance, regulation or rule, (iii) shall not constitute a fraudulent or voidable conveyance under any applicable law and (iv) shall be permitted by all applicable laws, statutes, ordinances, regulations and rules of the jurisdictions to which the Principals is subject.

        (d) Proceedings Satisfactory. All proceedings taken in connection with the consummation of the transactions contemplated hereby shall be in form and substance reasonably satisfactory to the Principals and their counsel.

        (e) Resignations. The Principals shall have received the Resignations.

        (f) Confirmation from Counsel to iNTELEFILM. The Principals shall have received from counsel to iNTELEFILM a letter confirming the substance of the representations and warranties contained in Section 5 of this Agreement and such other matters as may reasonably be requested by the principals not less than five (5) days prior to the Closing.

        7. CONDITIONS TO OBLIGATIONS OF INTELEFILM. The obligations of iNTELEFILM to consummate this Agreement and the transactions contemplated hereby are subject to the fulfillment, prior to or at the Closing, of the following conditions precedent:

        (a) Representations and Warranties. Each of the representations and warranties of the Principals in this Agreement shall remain true and correct at the Effective Date, and the Principals shall, on or before the Effective Date, have performed all of their obligations under this Agreement, which by the terms hereof are to be performed by them on or before the Effective Date, including without limitation the execution and delivery of the Note and the Stock Pledge Agreement.

        (b) No Pending Action. No legislation, order, rule, ruling or regulation shall have been proposed, enacted or made by or on behalf of any governmental body, department or agency, and no legislation shall have been introduced in either House of Congress or in the legislature of any state, and no investigation by any governmental authority shall have been commenced or threatened, and no action, suit, investigation or proceeding shall have been commenced before, and no decision shall have been rendered by, any court or other governmental authority or arbitrator, which, in any such case, was not known by iNTELEFILM on the date hereof or which could adversely affect, restrain, prevent or rescind the transactions contemplated by this Agreement (including, without limitation, the purchase and sale of the Shares).

        8.     INDEMNIFICATION.

        (a) Each party hereby agrees to indemnify, defend and hold the other and his successors and assigns harmless from and in respect of any and all losses, damages, costs and expenses of any kind and nature whatsoever (including, without limitation, interest and penalties, reasonable expenses of investigation and court costs, reasonable attorneys' fees and disbursements and the reasonable fees and disbursements of other professionals) which may be sustained or suffered by any of them (collectively, "Losses"), arising out of or resulting from any breach or inaccuracy of any representation or warranty or the breach of or failure to perform any warranty, covenant, undertaking or other agreement contained in this Agreement.

        (b) iNTELEFILM agrees to indemnify, defend and hold harmless each of the Principals and each of his or her successors and assigns from and in respect of any and all Losses arising out of or resulting from any act or omission that the Principals are not aware, of iNTELEFILM, its officers, directors, or agents acting specifically on behalf of iNTELEFILM and that occurred between March 4, 1999 and the Closing.

        (c) The Principals agree to indemnify, defend and hold harmless iNTELEFILM and its successors and assigns from and in respect of any and all Losses arising out of or resulting from any act or omission of the Principals that iNTELEFILM is not aware of and that occurred after March 4, 1999.

        (d) If there occurs an event which a party asserts is an indemnifiable event pursuant to Section 8(a), (b) and (c), the parties seeking indemnification shall promptly notify the other parties obligated to provide indemnification (collectively, the "Indemnifying Party"). If such event involves the commencement of any action, suit or proceeding by a third person, the party seeking indemnification will give such Indemnifying Party prompt written notice of the commencement of such action, suit or proceeding, provided, however, that the failure to provide prompt notice as provided herein will relieve the Indemnifying Party of its obligations hereunder only to the extent that such failure prejudices the Indemnifying Party hereunder. In case any such action, suit or proceeding shall be brought against any party seeking indemnification and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate therein and, to the extent that it desires to do so, to assume the defense thereof, with counsel reasonably satisfactory to such party seeking indemnification and, after notice from the Indemnifying Party to such party seeking indemnification of such election so to assume the defense thereof, the Indemnifying Party shall not be liable to the party seeking indemnification hereunder for any attorneys' fees or any other expenses, in each case subsequently incurred by such party, in connection with the defense of such action, suit or proceeding. The party seeking indemnification agrees to cooperate fully with the Indemnifying Party and its counsel in the defense against any such action, suit or proceeding. In any event, the party seeking indemnification shall have the right to participate at its own expense in the defense of such action, suit or proceeding. In no event shall an Indemnifying Party be liable for any settlement or compromise effected without his prior consent.

        (e) Any and all claims made under this Agreement may be made from Closing until the second anniversary of the Closing.

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        (f) Notwithstanding anything to the contrary herein, express or implied in this Section 8, no Principal shall be required to indemnify another party by virtue of a breach of a representation or warranty of any other Principal.

        9.     POST-CLOSING MATTERS.

        (a) Certain Company Obligations. The Principals shall cause the Company to use all commercially reasonable efforts to effect the release of any guaranty by iNTELEFILM of Company obligations, including but not limited to those to American Express, Entertainment Partners and any applicable insurance carriers. In no event, however, shall such efforts require the Principals to undertake personal liability with respect to such obligations. The Company shall indemnify iNTELEFILM and hold iNTELEFILM harmless with respect to all such Company obligations that arise from and after the Effective Date.

        (b) Post-Closing Cooperation. The Principals and iNTELEFILM shall cooperate with each other as reasonably necessary to complete an audit of the Company's 2001 financial statements and the preparation of the Company's 2001 tax returns and the establishment of an Effective Date balance sheet for the Company.

        (c) Subordination. iNTELEFILM agrees to subordinate its $150,000.00 limited recourse rights under the Note to a commercial bank for a working capital line for the Company with a maximum amount of $500,000. iNTELEFILM's subordination shall be conditioned to iNTELEFILM's review of the working capital line agreement to verify that such working capital line agreement will not limit iNTELEFILM's ability to receive Note payments or to enforce its rights and remedies in the event of a default on the Note.

        10.    MISCELLANEOUS.

        (a) Fees and Expenses. Each of the parties hereto will pay and discharge his, her or its own expenses and fees in connection with the negotiation of and entry into this Agreement and the consummation of the transactions contemplated hereby.

        (b) Survival of Representations, Warranties and Covenants. The covenants, agreements, representations, and warranties entered into pursuant to this Agreement shall be continuing and shall survive the Closing for a period of two years from the Closing.

        (c) Notices. All notices, requests, demands, consents and communications necessary or required under this Agreement shall be made in the manner specified, or, if not specified, shall be delivered by hand or sent by certified mail, return receipt requested, or by telecopy (receipt confirmed) to:

               if to the Principals:        c/o Chelsea Pictures, Inc.
                                            122 Hudson Street
                                            New York, NY 10013

               with a copy by fax to:       Frederick H. Grein, Jr., Esq.
                                            (Fax) 617-951-1295

                                       and

                                            Allegaert Berger & Vogel LLP
                                            111 Broadway, 18th Floor
                                            New York, NY 10006
                                            Attention:  David Berger
                                            (Fax) 212-571-0555

                                       and

                                            Frankfurt Garbus Kurnit Klein &
                                              Selz, P.C.
                                            488 Madison Ave, 9th Floor
                                            New York, NY 10022
                                            Attention:  Gary Schonwald
                                            (Fax) 212-593-9175

               if to iNTELEFILM:            Crosstown Corporate Center
                                            6385 Old Shady Oak Road - Suite 290
                                            Eden Prairie, MN  55344-3299
                                            952-925-8840

               with a copy by fax to:       Judite Fluger, Esq.
                                            Crosstown Corporate Center
                                            6385 Old Shady Oak Road - Suite 290
                                            Eden Prairie, MN  55344-3299
                                            952-925-8845



        (d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns.

        (e) Descriptive Headings. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        (f) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

        (g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason in any jurisdiction, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that each of parties' rights and privileges shall be enforceable to the fullest extent permitted by law, and any such invalidity, illegality and unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the fullest extent permitted by law, the parties hereby waive any provision of any law, statute, ordinance, rule, or regulation, which might render any provision hereof invalid, illegal, or unenforceable.

        (h) Governing Law. This Agreement and the validity hereof and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely in such State, without giving effect to the conflicts of laws provisions thereof.

        (i) Entire Agreement. This Agreement, including the Exhibits referred to herein, is complete, and all promises, representations, understandings, warranties and agreements with reference to the subject matter hereof, and all inducements to the making of this Agreement relied upon by all the parties hereto, have been expressed herein or in said Exhibits. This Agreement may not be amended except by an instrument in writing signed on behalf of the Principals and iNTELEFILM. This Agreement supersedes and severs all previously executed agreements, including but not limiting to employment contracts and operating agreements and the obligations thereto by and between the Principals, the Company and iNTELEFILM.



            [The remainder of this page is intentionally left blank.]

        IN WITNESS WHEREOF, the Principals and iNTELEFILM have executed this Agreement under seal.

                                       INTELEFILM, CORP.

                                       By: /s/ Richard Wiethorn
                                           -------------------------------------
                                           Its: Chief Financial Officer

                                       /s/ Allison Amon
                                       -----------------------------------------
                                       ALLISON AMON

                                       /s/ Lisa Mehling
                                       -----------------------------------------
                                       LISA MEHLING

                                       /s/ Steve Wax
                                       -----------------------------------------
                                       STEVE WAX